UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters.

On August 3, 2010, OMNI Energy Services Corp. (the “Company”) issued a press release announcing that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced merger agreement under which an affiliate of Wellspring Capital Management LLC will acquire all of OMNI’s outstanding shares for $2.75 per share in cash. A copy of the press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any security holder of OMNI. In connection with the proposed transactions contemplated by the merger agreement, OMNI has filed a preliminary proxy statement and Schedule 13E-3 and OMNI intends to file with the SEC and mail to its shareholders a definitive proxy statement and Schedule 13E-3. OMNI SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by OMNI (when available) through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of such documents from OMNI by contacting OMNI Energy Services Corp., 4500 N.E. Evangeline Thruway, Carencro, LA 70520, Attn: Corporate Secretary, telephone 337-896-6664.

Participants in Solicitation

OMNI and its directors and officers may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the merger agreement. Information regarding OMNI’s directors and executive officers is contained in OMNI’s Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement dated April 30, 2010, each of which is filed with the SEC. You can obtain free copies of these documents from OMNI using the contact information set forth above. Additional information regarding interests of such participants will be included in the Proxy Statement and the Schedule 13E-3 that will be filed with the SEC and available free of charge as indicated above.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release issued by the Company on August 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.

Dated: August 5, 2010

	By:	/s/ Ronald D. Mogel
Senior Vice President and Chief Financial Officer